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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 dated April 25, 2001 of our report dated October 8, 1998, included in Procom Technology's Form 10-K for the year ended July 31, 2000, and to all references to our Firm included in this registration statement.


                                             /s/ ARTHUR ANDERSEN LLP
                                             -----------------------------------
                                                 ARTHUR ANDERSEN LLP


Orange County, California
April 23, 2001